# Bear Stearns
# 11th Annual Credit Research Conference



# Amtran, Inc.

April 24, 2002

## Safe Harbor Statement

This presentation contains forward-looking statements and information that are based on management's current expectations as of the date of this document. When used herein, the words "anticipate," "believe," "estimate" and "expect" and similar expressions, as they relate to the Company's management, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of the Company to be materially different from those reflected in such forward looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, the following: general economic factors affecting the industry and the Company; fuel prices; competition within the industry; changes in consumer preferences; regulatory changes; and economic conditions in key markets. Additional information containing factors that could cause actual results to differ from those in the forward-looking statements are contained in the Company's Form 10-K and other filings with the Securities and Exchange Commission.

# Overview

- ATA has a diverse mix of scheduled and charter operations backed by 29 years of experience
- ATA has turned a niche market at Chicago Midway into a profitable franchise with steady growth potential
  - ATA's business model provides customers with low-fare non-stop and one-stop flights from and through Chicago Midway
- Our low-cost, low-overhead business model has helped generate top-tier financial performance in a difficult period
- A rapid re-fleeting to new Boeing aircraft is improving the fundamental operating performance of the company
- Aggressive self-help steps were taken to mitigate the impact of terrorist attacks
  - ATA's year-over-year changes in revenue, yield, RASM, load factor, capacity, and traffic are at the top of the industry

- ATA's revenue diversity has benefited its performance since the 9/11 terrorist attacks

# ATA's Revenue Sources

## 2001 Airline Capacity


100%
80%
60%
40%
20%
0%
Available Seat Miles
13%
Military
16%
Charter
71%
Scheduled
Service
5%
Other
10%
Indianapolis
18%
Hawaii
67%
Chicago
Midway
2001 ASMs
ASMs by Gateway

Source: Strategic Planning Revenue Model

# ATA is the Leading US Charter Carrier

## Market Share in Commercial and Military Charter



100%
80%
60%
40%
20%
0%
Market Share
Others
51%
Ryan
10%
World
15%
ATA
24%
Others
21%
ATA
39%
World
40%
Commercial Charter
Military Charter

**Key Advantages of Charter Business**

- Charter purchasers buy the entire aircraft, thereby assuming the seat risk, providing ATA with a predictable revenue stream and margin

- Charters provide a natural fuel hedge, due to contractual obligation of the purchaser to reimburse for fuel escalation

Source: Commercial Charter: Form 41 Data, TTM Q4 2000 to Q3 2001
Military Charter – 2001 Market Share

- ATA leads the majors in scheduled service passenger growth for the past 5 years

## Scheduled Service Growth Leads Industry Majors

### 5 Year Passenger Growth


55%
45%
35%
25%
15%
5%
-5%
Percentage Growth
47%
39%
26%
20%
15%
8%
6%
5%
4%
-2%
ATA
Southwest
Continental
Alaska
America West
US Airways
Northwest
Delta
American
United

**Source**: Form 41 data

Enplaned Passengers – 2001 (12 Months ended September) versus 1996 (12 Months ended September)

**American Trans Air**

- In the last 12 months ATA has carried 5 million passengers to and from Chicago and 900 thousand passengers to and from Indianapolis
- Based on enplaned passengers in February 2002, ATA is the #1 carrier in MDW and IND

**Chicago RPM Share**



Others 13%
Southwest 6%
ATA 10%
American 30%

**Indianapolis RPM Share**



ATA 20%
Delta 10%
US Airways 10%

# ATA Has A Significant Hub in Chicago

## ATA Scheduled Service Routes



ATA CONNECTION ROUTES
Milwaukee
Grand Rapids
Madison
Chicago
South Bend
Des Moines
Springfield
Indianapolis
Dayton
Boston
New York-LGA
Newark
Philadelphia
Washington, D.C.
Minneapolis/St. Paul
Chicago
Indianapolis
Seattle
Denver
San Francisco
Las Vegas
Phoenix
Dallas
Los Angeles
St. Pete
Orlando
Sarasota
Ft. Lauderdale
Ft. Myers
Miami
San Juan
Cancun
Grand Cayman
Guadalajara
Aruba
Maui
Honolulu

* From Onboard CD

Revenue Passenger Miles (RPMs) Share based on Q4 2000 to Q3 2001 RPM data

**American Trans Air**

- Midway has accounted for all of the growth in Chicago air travel over the last decade
- As of January 2002, 20% of Chicago travelers used Midway

# Midway Accounts for all Chicago Air Travel Growth

## Midway Departure Growth



Chicago-Midway
O'Hare
Percent of 1993 Departures
250%
200%
150%
100%
50%
1993
1994
1995
1996
1997
1998
1999
2000
TTM

Source: Onboard, 2001 TTM is Q4 2000 to Q3 2001
O'Hare shows domestic enplanements only

# ATA Successfully Competes with Southwest in Midway

## Midway Market Share

Over 80% of Midway Enplanements and Traffic are on ATA or Southwest


1,060,018
1,403,915
100%
80%
60%
40%
20%
0%
Other
16%
13%
Southwest
39%
36%
Chi Exp 5%
ATA
40%
50%
Enplanements
February 2002
RPMs
Q3 2001

ATA has Succeeded in Growing MDW Market Share over Time


Midway Market Share - Enplanements
60%
50%
40%
30%
20%
10%
0%
Jan-98
May-98
Sep-98
Jan-99
May-99
Sep-99
Jan-00
May-00
Sep-00
Jan-01
May-01
Sep-01
Jan-02
ATA
Southwest

- ATA has been able to simultaneously grow capacity and unit revenue at its Midway hub
- Annual capacity growth has averaged nearly 30% while increasing RASM 2.5% yearly
- Through August 2001, RASM growth averaged 8.3%

# ATA's Midway Growth has been Profitable

## ATA Capacity and RASM Growth at Chicago-Midway



RASM
ASM
CAGR
2.5%
30%
6.57
6.98
7.30
7.72
7.26
7.73
RASM (cents)
ASMs (Millions)
9
6
3
0
12,000
10,000
8,000
6,000
4,000
2,000
0
1997
1998
1999
2000
2001
Q1 2002

Source: Market Planning; Strategic Planning Analysis

# Operating Performance

*(Post September 11, 2001)*

# Load Factor and Bookings Strong

## Scheduled service performance

| | September (Post Attack) | October | November | December | January | February | March |
|---|---|---|---|---|---|---|---|
| Average Scheduled Service Load Factor | 50.7% | 69.0% | 73.4% | 69.8% | 64.1% | 71.3% | 80.7% |
| Year-Over-Year Load Factor Point Change | -15.3% | 0.3% | -1.1% | 0.2% | -3.2% | -4.7% | -0.4% |
| Average Daily Scheduled Service Bookings | 6,001 | 21,802 | 20,366 | 15,212 | 24,465 | 26,377 | 23,509 |
| % of Previous Year Average Daily Bookings for Same Period | 29.8% | 82.7% | 108.6% | 116.4% | 89.6% | 97.4% | 94.9% |
| Year-Over-Year Capacity Change | -2.2% | -0.5% | 4.2% | 5.5% | 4.8% | 8.4% | 8.2% |

- Post September 11th, ATA's scheduled service load factors returned to the previous year's levels

# Load Factors Near Previous Year Levels

## ATA's Daily Scheduled Service Load Factors


Terrorist Attack
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
7 Day Moving Average
Current Year
Previous Year
1-Sep
15-Sep
29-Sep
13-Oct
27-Oct
10-Nov
24-Nov
8-Dec
22-Dec
5-Jan
19-Jan
2-Feb
16-Feb
2-Mar
16-Mar
30-Mar
13-Apr

Updated through 4/16/02

**American Trans Air**

- After September 11th, Anthrax, and the AA 587 crash, ATA's bookings exceeded previous year's levels

# Bookings Improve

## ATA's Daily Scheduled Service Net Bookings



Terrorist Attack
2nd Anthrax Case
AA 587 Crash
Current Year
Previous Year
7 Day Moving Average
40,000
30,000
20,000
10,000
0
-10,000
1-Sep
15-Sep
29-Sep
13-Oct
27-Oct
10-Nov
24-Nov
8-Dec
22-Dec
5-Jan
19-Jan
2-Feb
16-Feb
2-Mar
16-Mar
30-Mar
13-Apr

Updated through 4/16/02

- Unit revenue growth in Chicago has helped ATA outperform the industry in a difficult period

## Scheduled Service Unit Revenue Performance Strong vs. Industry



20%
10%
0%
-10%
-20%
-30%
-40%
Percentage Change in RASM
ATA
Major Carriers
Jan-00
Mar-00
May-00
Jul-00
Sep-00
Nov-00
Jan-01
Mar-01
May-01
Jul-01
Sep-01
Nov-01
Jan-02

Source: Air Transport Association

# Fleet

**American Trans Air**

- ATA's fleet was one of the oldest in the industry
- With the new aircraft order, ATA's fleet will be the most modern in the industry by August 2002

# Rapid Fleet Modernization will Improve Cost Structure

## Industry Fleet Age



Average Aircraft Age
25
20
15
10
5
0
20.5
17.2
11.3
11.2
10.8
10.2
10.0
10.0
9.9
8.0
8.0
7.3
7.0
Northwest
ATA (12/31/00)
Delta
US Airways
American
United
America West
ATA (3/31/02)
TWA
Continental
Alaska
Southwest
ATA (8/31/02 Forecast)

**Note:** Assumes other carriers add/subtract aircraft at a rate that maintains fleet age
**Source:** Deutsche Bank Alex. Brown 2/4/02 U.S. Fleet and Capacity Update

# ATA Fleet Plan

## Aircraft in fleet at period-end

| | Q1 2002 | Q2 2002 | Q3 2002 | YE 2002 | YE 2003 |
|---|---|---|---|---|---|
| **727** | 10 | 0 | 0 | 0 | 0 |
| **737** | 18 | 24 | 25 | 30 | 31 |
| **757** | 23 | 24 | 25 | 25 | 27 |
| **L1011** | 14 | 12 | 12 | 12 | 9 |
| **Total Jets** | 65 | 60 | 62 | 67 | 67 |

| | | | | | |
|---|---|---|---|---|---|
| **Saabs** | 11 | 15 | 17 | 17 | 17 |

- ATA has begun to experience significant cost improvements attributable to improved reliability

# New Fleet Improves Reliability

## Trailing Twelve Months ATA Scheduled Service Aircraft Reliability


New Aircraft
Deliveries Begin
Aircraft Delays/Cancellations
180
160
140
120
100
80
60
40
20
0
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar

Source: ATA Maintenance Programs and Reliability Engineering

**American Trans Air**

- New aircraft create a cash maintenance honeymoon in the first several years of service
- ATA is benefiting from retiring 727's and L1011-50's with heavy maintenance requirements

# Maintenance CAPEX Falls as Capacity Increases

## Engine and Airframe Overhaul Capital Expenditures 1999-2002



Mx CAPEX
CAPEX/ASM
Maintenance CAPEX ($000s)
CAPEX/ASM
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$0.008
$0.007
$0.006
$0.005
$0.004
$0.003
$0.002
$0.001
$0.000
$71,445
$77,230
$54,281
$54,954
1999
2000
2001
2002

Note: 2002 expenditures based on 2/22/02 8-k data

American Trans Air

- Even with an older, 3-engine fleet that uses a 3-man cockpit crew, ATA has a unit cost advantage
- Transition to a fleet of B737-800's and B757's will improve fundamental cost structure

**New Fleet Savings vs. B727-200 (173 Seats)**

| Airline | Aircraft | Seats | Direct Operating CASM |
|---|---|---|---|
| Southwest | B737-700 | 137 | 12% |
| ATA | B737-800 | 175 | 25% |
| ATA | B757-200 | 216 | 25% |
| ATA | B757-300 | 247 | 27% |

## ATA Has Remained Low Cost Even With Its Old Fleet

### Airline-Only Unit Costs, Year-ending Q3 2001



Cost per Available Seat Mile (cents)
16
14
12
10
8
6
4
2
0
13.4
12.1
11.4
10.4
10.0
10.0
9.9
9.5
8.9
7.7
7.6
US Airways
United
American
Northwest
Delta
Continental
Alaska
Airtran
America West
Southwest
ATA

Note: Data from carrier Form 41 Q4 2000 to Q3 2001. Excludes non-airline subsidiaries as well as commuters.

# Financial Performance

- Over the last 5 years, scheduled service revenue growth has averaged nearly 22% annually, while total revenue has increased 13.2% yearly

# 15 Years of Consistent Revenue Growth


Pro-forma
2001 results
w/o 9-11
CAGR (1997-2001)
Total Revenue 13.2%
Scheduled Service Revenue 21.9%
Revenue (Billions)
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0.25
$0.28
$0.37
$0.41
$0.42
$0.47
$0.58
$0.72
$0.75
$0.78
$0.92
$1.12
$1.29
$1.28
$1.40
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002F

# ATA Ranks in The Top Tier of Airline Margins

## Industry EBITDA Margin Comparison Q1 2002


EBITDA Margin (Q1 2002)
20%
10%
0%
-10%
-20%
11%
8%
1%
-3%
-3%
-4%
-9%
-10%
-12%
-17%
Southwest
ATA
Continental
Delta
Northwest
Alaska
American
America West
United
US Air

Source: Company Press Releases
Note: EBITDA = Operating Income + Depreciation and Amortization + Non-Recurring Charges

# ATA Ranks in The Top Tier of Airline Margins

## Industry EBITDAR Margin Comparison Q1 2002


EBITDAR Margin (Q1 2002)
25%
15%
5%
-5%
-15%
19.5%
14.4%
11.9%
5.9%
5.4%
3.1%
2.4%
-3.3%
-5.5%
-9.2%
ATA
Southwest
Continental
America West
Alaska
Delta
Northwest
American
United
US Air

Source: Company Press Releases
Note: EBITDAR = Operating Income + Depreciation and Amortization + Aircraft Rents + Non-Recurring Charges

# ATA Outperforms Industry In Downturn

## Scheduled Service Performance vs. Major Airlines (Q1 2002/ Q1 2001)

| | Revenue Change | RASM Change | Yield Change | Load Factor Change | Operating Margin Change | EBITDA Margin Change |
|---|---|---|---|---|---|---|
| **ATA** | **-1.8%** | **-5.8%** | **-5.1%** | **1.3%** | **2.9%** | **8.2%** |
| Alaska | -2.8% | -3.1% | -5.5% | 0.9% | -0.8% | -0.2% |
| America West | -20.9% | -8.2% | -9.5% | 1.5% | -22.5% | -8.2% |
| American | -11.5% | -14.0% | -15.9% | 3.6% | -17.5% | -15.2% |
| Continental | -18.8% | -10.1% | -14.6% | 1.8% | -12.5% | -6.9% |
| Delta | -25.0% | -10.7% | -14.9% | 2.9% | -11.0% | -8.1% |
| Northwest | -17.7% | -6.9% | -10.5% | -4.4% | 0.0% | 1.3% |
| Southwest | -12.1% | -15.5% | -9.7% | 3.9% | -10.8% | -9.5% |
| United | -27.6% | -11.0% | -15.5% | 2.3% | -12.8% | -8.7% |
| US Air | -26.9% | -9.9% | -14.1% | -2.5% | -11.5% | -11.2% |
| **ATA Rank (Q1 2002)** | **1st** | **2nd** | **1st** | **9th** | **1st** | **1st** |

Source: Company Press Releases
Note: Table shows scheduled service only for when discernable in information available.

# 2001-2002 CASM Growth


30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
%Growth Year-over-Year
CASM Growth
CASM Growth excluding Fuel
CASM Growth excluding Fuel, Special Charges, Impairments, and Government Grants
7% 7%
5% 5%
12%
26%
18%
-5%
7%
5%
-12%
-7%
-4%
2%
Q1
Q2
Q3
Q4
Full Year
Q1 2002
Q2 2002E

# Income Statement

| | Q1 2001 (Unaudited) | Q1 2002 (Unaudited) | Change |
|---|---|---|---|
| Operating revenues | | | |
| Scheduled Service | $212,032 | $208,284 | -1.8% |
| Charter | $62,980 | $57,368 | -8.9% |
| Military | $39,405 | $39,477 | 0.2% |
| Ground | $21,631 | $15,246 | -29.5% |
| Other | $11,438 | $10,195 | -10.9% |
| Total operating revenues | $347,484 | $330,570 | -4.9% |
| | | | |
| Operating Expenses: | | | |
| Salaries, wages, and benefits | $80,971 | $77,987 | -3.7% |
| Fuel and oil | $69,981 | $47,243 | -32.5% |
| Handling, landing and navigation fees | $23,719 | $27,681 | 16.7% |
| Passenger service | $11,750 | $9,767 | -16.9% |
| Aircraft rentals | $19,990 | $39,453 | 97.4% |
| Aircraft Maintenance, materials and repairs | $19,385 | $11,420 | -41.1% |
| Depreciation and amortization | $35,498 | $18,690 | -47.4% |
| Crew and employee travel | $15,703 | $13,870 | -11.7% |
| Ground package cost | $18,240 | $12,349 | -32.3% |
| Commissions | $10,677 | $9,123 | -14.6% |
| Advertising | $6,532 | $9,333 | 42.9% |
| Other selling expenses | $10,755 | $10,983 | 2.1% |
| Facility and other rentals | $4,500 | $5,446 | 21.0% |
| Other operating expenses | $22,017 | $27,167 | 23.4% |
| Total operating expenses | $349,719 | $320,512 | -8.4% |
| | | | |
| Operating income (loss) | ($2,235) | $10,058 | nm |
| | | | |
| Other income (expense): | | | |
| Interest income | $1,732 | $689 | -60.2% |
| Interest expense | ($7,359) | ($8,238) | 11.9% |
| Other | $168 | $132 | -21.5% |
| Other income (expense): | ($5,458) | ($7,416) | 35.9% |
| | | | |
| Income before income taxes | ($7,693) | $2,642 | nm |
| Income taxes | ($3,309) | $762 | nm |
| | | | |
| Net income(loss) | ($4,384) | $1,880 | nm |
| | | | |
| Preferred convertible stock dividends | ($375) | ($375) | nm |
| Preferred stock dividends | $0 | $0 | nm |
| | | | |
| Net income available to Common Shareholders | ($4,759) | $1,505 | nm |

# ATA's Value Proposition


Curbside Check-in



Fly the **newest planes**

Using the highest-spec **safety** equipment

With a hub at **all-new Chicago-Midway**

Featuring **rapid passenger processing** technology

Offering **convenient** schedules to the biggest markets

***Priced for today's value-conscious consumer***

ATA

AMERICAN TRANS AIR